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CONFIDENTIAL TREATMENT REQUESTED
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. 200.80(b)(4),
200.83 and 240.24b-2

EXHIBIT 10.49

HEALTHETECH DRAFT 12/12/02

AMENDMENT TO STRATEGIC AGREEMENT

        This Amendment to Strategic Agreement (this "Amendment") is being entered into between HealtheTech, Inc., a Delaware corporation ("HET") and HealthSouth Corporation ("HS"), effective as of December     , 2002.

        1.    Existing Agreement.    HET and HS are parties to a Strategic Agreement (the "Strategic Agreement") effective as of May 22, 2002.

        2.    Amendments.    Seller and Buyer hereby amend the Strategic Agreement as follows:

          (a)  Section 3.2(a) is hereby amended to be replaced in its entirety with the following: "(a) [Intentionally Omitted]."

          (b)  Section 3.4 is hereby added to the Strategic Agreement as follows:

    "3.4
    HET has entered into an agreement with SAM'S West, Inc. ("SAM'S Club"), and may enter into other similar commercial arrangements, pursuant to which HET will sell to retailers a bundled product including, among other things, a card or coupon ("RMR Certificate") entitling the holder to one prepaid or discounted resting metabolic rate measurement ("RMR Measurement") at any HS facility. HS agrees to enable each HS facility to accept RMR Certificates and to provide such RMR Measurements. HS shall receive $[***] for each RMR Measurement provided as follows: (i) in the event that the RMR Certificate represents a fully prepaid RMR Measurement, HET shall pay HS $[***] for each RMR Measurement so provided by HS within 30 days of receipt of corresponding RMR Certificate; or (ii) in the event that the RMR Certificate represents a discounted RMR Measurement, HS shall provide the RMR Measurement at $[***] to the holder of the RMR Certificate. RMR Certificates shall clearly indicate whether they are fully prepaid or represent a discount off HS MSRP for such measurements. In connection with any such HET retail program, HET may at the request of its retail partners agree from time to time to stage various events, including the outsourced provision of Wellness Services, for the benefit of the customers of its retail partners. HET agrees to allow HS to participate in such events in any role HS desires that is reasonably acceptable to HET and consistent with the requests of its retail partners. HS and HET shall each bear their own costs incurred in implementing such events. HS further agrees to cooperate with HET in all respects to assist HET to comply with the provisions of any agreement between HET and its retail partners."

    *** Confidential Treatment Requested

          (c)  Exhibit D to the Strategic Agreement is hereby replaced in its entirety with the Exhibit D attached hereto.

          (d)  Exhibit E to the Strategic Agreement is hereby amended to replace section (ii) with the following: "(ii) [Intentionally Omitted]."

          (e)  Exhibit F to the Strategic Agreement is hereby amended by replacing the phrase "HS employees" in section (iii) with the phrase "HS Affiliates, employees, agents, customers, End Users and Affiliate employees and agents".

        3.    Purchase Commitment.    HS agrees to purchase an aggregate of $[***] (not including shipping charges) of Products during the period beginning on the date of this Amendment and ending on December 30, 2002, which purchases shall count towards HS's Purchase Commitments.

*** Confidential Treatment Requested

* * * * *

HET:		HS:
HealtheTech, Inc., a Delaware corporation		HealthSouth Corporation
/s/ JAMES R. MAULT		/s/ WILLIAM T. OWENS
By:	James R. Mault, MD	Name:	William T. Owens
Title:	Chairman and CEO	Title:	CEO

Exhibit D
PRICE LIST

1.	BodyGem™ Metabolic Measurement Device: $[***] per unit
2.	One-year customer service agreement for each BodyGem Metabolic Measurement Device: $[***]
3.	MedGem™ Metabolic Measurement Device: $[***] per unit
4.	BalanceLog™ Software.
	a.	BalanceLog for Windows: $[***]/each (packaged on CD)
	b.	BalanceLog for Windows and Palm OS: $[***]/each (packaged on CD)
	c.	BalanceLog for Windows—downloaded from HET website: $[***] each
	d.	BalanceLog for Windows and Palm OS—download from HET website: $[***] each
5.	MedGem Analyzer Software: $[***]
6.	Disposables for MedGem and BodyGem: $[***] per disposable (packaged in boxes of 20).
7.	Flow tubes (packaged in boxes of 20): $[***]
8.	Flow tubes (individually): $[***]
9.	Hard shell masks: $[***]
10.	Nose Clips, molded plastic (set of 20): $[***]
11.	Nose Clips, foam padded (set of 20): $[***]
12.	Battery Pack: $[***]
13.	GlucoPilot software: $[***]

*** Confidential Treatment Requested

Payment for the full ordered quantity on the purchase order will be invoiced at one time and full payment for the entire quantity must be made net thirty (30) days from the date of invoice per Section 4.5 (Payment).

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  EXHIBIT 10.49
Exhibit D PRICE LIST